EXHIBIT 10.7

AMENDED AND RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT
EFFECTIVE JANUARY 1, 2006

This Agreement, made and entered into this 1st day of January, 2006, by and between Merrill Merchants Bank, a Bank organized and existing under the laws of the State of Maine hereinafter referred to as "the Bank", and Edwin N. Clift, a Key Employee and the Executive of the Bank, hereinafter referred to as "the Executive".

The Bank and the Executive are parties to this Amended and Restated Executive Supplemental Retirement Plan Agreement between Merrill Merchants Bank and Edwin N. Clift that provides for the payment of certain benefits. This Amended and Restated Executive Supplemental Retirement Plan Agreement effective January 1, 2006 shall bring the Executive Supplemental Retirement Plan Agreement dated June 26, 1997, in compliance with Internal Revenue Code §409A enacted on October 22, 2004. The benefits provided hereunder shall amend and restate the existing Executive Supplemental Retirement Plan Agreement dated June 26, 1997, and any and all subsequent amendments and the benefits provided thereby;

The Executive has been in the employ of the Bank for several years and has now and for years past faithfully served the Bank. It is the consensus of the Compensation Committee of the Board of Directors of the Bank (The Board) that the Executive’s employment has been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued employment is so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Executive terminate the Executive’s employment.

Accordingly, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive’s retirement and, alternatively, to the Executive’s beneficiary(ies) in the event of the Executive’s premature death while employed by the Bank.

It is the intent of the parties hereto that this Agreement be considered an arrangement maintained primarily to provide supplemental retirement benefits for the Executive, as a member of a select group of management or highly-compensated employees of the Bank for purposes of the Employee Retirement Income Security Act of 1974 (ERISA). The Executive is fully advised of the Bank’s financial status and has had substantial input in the design and operation of this benefit plan.

Therefore, in consideration of the Executive’s employment performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Bank and the Executive, agree as follows:

I.	DEFINITIONS

A.	Effective Date:

The Effective Date of this Agreement shall be January 1, 2006.

B.	Plan Year:

Any reference to “Plan Year” shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term “Plan Year” shall mean the period from the effective date to December 31st of the year of the effective date.

C.	Retirement Date:

Retirement Date shall mean retirement from employment with the Bank which becomes effective on the first day of the calendar month following the month in which the Executive reaches the Executive’s sixty-fifth (65th) birthday or such later date as the Executive may actually retire.

D.	Termination of Employment:

Termination of Employment shall mean voluntary resignation of employment by the Executive or the Bank’s discharge of the Executive without cause (“cause” defined in Subparagraph III (D) hereinafter), prior to the Executive’s retirement.

E.	Pre-Retirement Account:

A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to termination of employment or the Executive’s retirement, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Executive ceases to be employed by the Bank) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter].

F.	Index Retirement Benefit:

The Index Retirement Benefit for the Executive for any year shall be equal to the excess of the annual earnings (if any) determined by the Index [subparagraph I (G)] for that Plan Year over the Cost of Funds Expense [subparagraph I (H)] for that Plan Year.

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G.	Index:

The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date hereof.

Insurance Company:	Alexander Hamilton Life Insurance
Policy Form:	Flexible Premium Adjustable Life
Policy Name:	Executive Security Plan III
Insured’s Age and Sex:	57, Male
Riders:	None
Ratings:	None
Option:	A
Face Amount:	$1,495,000
Premiums Paid:	$604,000
Number of Premium Payments:	One
Assumed Purchase Date:	June 26, 1997

If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above described policies were purchased from the above named insurance company(ies) on the Effective Date from which the increase in policy value will be used to calculate the amount of the Index.

In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and his beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured general creditor of the Bank.

H.	Cost of Funds Expense:

The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above plus the amount of any after-tax benefits paid to the Executive pursuant to this Agreement (Paragraph III hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax cost of funds of the Bank's third quarter Call Report for the Plan Year as filed with the Federal Reserve.

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I.	Change of Control:

In accordance with Internal Revenue Code §409A, the Change of Control shall be defined as the occurrence of any one of the following:

a.	the acquisition of more than fifty percent (50%) of the value or voting power of the Bank’s Holding Company stock by a person or group;

b.	the acquisition in a period of twelve (12) months or less of at least thirty-five percent (35%) of the Bank’s Holding Company stock by a person or group;

c.	the replacement of a majority of the Bank’s Holding Company board in a period of twelve (12) months or less by Directors who were not endorsed by a majority of the current board members; or

d.	the acquisition in a period of twelve (12) months or less of forty percent (40%) or more of the Bank’s Holding Company assets by an unrelated entity.

For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

J.	Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II.	EMPLOYMENT

No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever his employment at any time.

III.	INDEX BENEFITS

The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to effect nor limit the Executive's current or prospective salary increases, cash bonuses or profit-sharing distributions or credits.

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A.	Retirement Benefits:

Should the Executive continue to be employed by the Bank until his "Normal Retirement Age" defined in subparagraph I (J), he shall be entitled to receive the balance in his Pre-Retirement Account [as defined in subparagraph I (E)] in ten (10) equal annual installments commencing thirty (30) days following the Executive’s Normal Retirement Date. In addition to these payments, commencing with the Plan Year in which the Executive attains the Executive’s Retirement Date, the Index Retirement Benefit [as defined in subparagraph I (F) above] for each year shall be paid to the Executive until his death.

In accordance with Internal Revenue Code §409A, if the Executive is a Key Employee, and said Bank is publicly traded at the time of retirement, any such benefit payment shall be withheld for six (6) months following such retirement.

B.	Termination of Employment:

Subject to subparagraph III (E) hereinafter, should the Executive suffer a Termination of Employment [defined in subparagraph I (D)], the Executive shall be entitled to receive the percentage of the Pre-Retirement Account that corresponds to the years of employment with the Bank, as stated in the schedule below, paid in ten (10) equal annual installments commencing thirty (30) days following said Termination of Employment. In addition to these payments, the Executive shall be entitled to receive the percentage of the Index Retirement Benefit that corresponds to the years of employment with the Bank as stated in the schedule below, and shall be paid to the Executive until his death.

In accordance with Internal Revenue Code §409A, if the Executive is a Key Employee, and said Bank is publicly traded at the time of termination of employment, any such benefit payment shall be withheld for six (6) months following such termination of employment.

Total Years
of Employment	Vested Percentage
with the Bank	(to a maximum of 100%)
0-14 years	0%
15-19 years	75%
20 years	100%

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C.	Death:

Should the Executive die prior to having received the full balance of the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid in a lump sum to the beneficiary selected by the Executive and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Executive's estate.

D.	Discharge for Cause:

Should the Executive be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs III (A), (B) or (C)] shall be forfeited. The term “for cause” shall mean the conviction of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in an adverse effect on the Bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement.

E.	Death Benefit:

Except as set forth above, there is no death benefit provided under this Agreement.

IV.	RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiary(ies) or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the exact nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien or right, title or interest in or to any specific funding investment or to any assets of the Bank.

If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

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V.	CHANGE OF CONTROL

Upon a Change of Control [as defined in subparagraph I (I) herein], the Executive shall immediately become one hundred percent (100%) vested in all benefits promised in this Agreement. If the Executive’s employment is subsequently terminated then he shall receive the benefits promised in this Agreement upon the Normal Retirement Age as defined in Subparagraph I (J). Payment shall be made in accordance with Internal Revenue Code §409A. The Executive will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

VI.	MISCELLANEOUS

A.	Alienability and Assignment Prohibition:

Neither the Executive, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

B.	Binding Obligation of Bank and any Successor in Interest:

The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiary(ies), heirs and personal representatives.

C.	Revocation:

It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

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D.	Gender:

Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

G.	Applicable Law:

The validity and interpretation of this Agreement shall be governed by the laws of the State of Maine.

H.	Amend and Restate Entire Agreement:

This Agreement shall amend the Executive Supplemental Retirement Plan Agreement dated the 26th day of June, 1997 and any and all subsequent amendments, and shall restate the entire agreement of the parties pertaining to this particular Amended and Restated Executive Executive Supplemental Retirement Plan Agreement effective January 1, 2006.

VII.	ADMINISTRATIVE AND CLAIMS PROVISIONS

A.	Plan Administrator:

The “Plan Administrator” of this plan shall be Merrill Merchants Bank. As Administrator, the Bank shall be responsible for the management, control and administration of the Supplemental Retirement Plan Agreement as established herein. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

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B.	Claims Procedure:

a.	Filing a Claim for Benefits:

Any insured, beneficiary, or other individual, (“Claimant”) entitled to benefits under this Executive Plan will file a claim request with the Plan Administrator. The Plan Administrator will, upon written request of a Claimant, make available copies of all forms and instructions necessary to file a claim for benefits or advise the Claimant where such forms and instructions may be obtained. If the claim relates to disability benefits, then the Plan Administrator shall designate a sub-committee to conduct the initial review of the claim (and applicable references below to the Plan Administrator shall mean such sub-committee).

b.	Denial of Claim:

A claim for benefits under this Executive Plan will be denied if the Bank determines that the Claimant is not entitled to receive benefits under the Executive Plan. Notice of a denial shall be furnished the Claimant within a reasonable period of time after receipt of the claim for benefits by the Plan Administrator. This time period shall not exceed more than ninety (90) days after the receipt of the properly submitted claim. In the event that the claim for benefits pertains to disability, the Plan Administrator shall provide written notice within forty-five (45) days. However, if the Plan Administrator determines, in its discretion, that an extension of time for processing the claim is required, such extension shall not exceed an additional ninety (90) days. In the case of a claim for disability benefits, the forty-five (45) day review period may be extended for up to thirty (30) days if necessary due to circumstances beyond the Plan Administrator’s control, and for an additional thirty (30) days, if necessary. Any extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

c.	Content of Notice:

The Plan Administrator shall provide written notice to every Claimant who is denied a claim for benefits which notice shall set forth the following:

(i.)	The specific reason or reasons for the denial;

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(ii.)	Specific reference to pertinent Executive Plan provisions on which the denial is based;

(iii.)	A description of any additional material or information necessary for the Claimant to perfect the claim, and any explanation of why such material or information is necessary; and

(iv.)	Any other information required by applicable regulations, including with respect to disability benefits.

d.	Review Procedure:

The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a claim to the Plan Administrator for a full and fair review. The Claimant, or his duly authorized representative, may:

(i.)
Request a review upon written application to the Plan Administrator. Application for review must be made within sixty (60) days of receipt of written notice of denial of claim. If the denial of claim pertains to disability, application for review must be made within one hundred eighty (180) days of receipt of written notice of the denial of claim;

(ii.)	Review and copy (free of charge) pertinent Executive Plan documents, records and other information relevant to the Claimant’s claim for benefits;

(iii.)	Submit issues and concerns in writing, as well as documents, records, and other information relating to the claim.

e.	Decision on Review:

A decision on review of a denied claim shall be made in the  following manner:

(i.)
The Plan Administrator may, in its sole discretion, hold a hearing on the denied claim. If the Claimant’s initial claim is for disability benefits, any review of a denied claim shall be made by members of the Plan Administrator other than the original decision maker(s) and such person(s) shall not be a subordinate of the original decision maker(s). The decision on review shall be made promptly, but generally not later than sixty (60) days after receipt of the application for review. In the event that the denied claim pertains to disability, such decision shall not be made later than forty-five (45) days after receipt of the application for review. If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall the extension exceed a period of sixty (60) days from the end of the initial period. In the event the denied claim pertains to disability, written notice of such extension shall be furnished to the Claimant prior to the termination of the initial forty-five (45) day period. In no event shall the extension exceed a period of thirty (30) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

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(ii.)
The decision on review shall be in writing and shall include specific reasons for the decision written in an understandable manner with specific references to the pertinent Executive Plan provisions upon which the decision is based.

(iii.)
The review will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination. Additional considerations shall be required in the case of a claim for disability benefits. For example, the claim will be reviewed without deference to the initial adverse benefits determination and, if the initial adverse benefit determination was based in whole or in part on a medical judgment, the Plan Administrator will consult with a health care professional with appropriate training and experience in the field of medicine involving the medical judgment. The health care professional who is consulted on appeal will not be the same individual who was consulted during the initial determination or the subordinate of such individual. If the Plan Administrator obtained the advice of medical or vocational experts in making the initial adverse benefits determination (regardless of whether the advice was relied upon), the Plan Administrator will identify such experts.

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(iv.)
The decision on review will include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records or other information relevant to the Claimant’s claim for benefits.

f.	Exhaustion of Remedies:

A Claimant must follow the claims review procedures under this Executive Plan and exhaust his or her administrative remedies before taking any further action with respect to a claim for benefits.

C.	Arbitration:

If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an Arbitrator for final arbitration. The Arbitrator shall be selected by mutual agreement of the Bank and the claimants. The Arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Executive “for cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VIII.	TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Executive Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly with the mutual consent of the Executive. If this Agreement is terminated, any payment made to the Executive shall be in accordance with Internal Revenue Code §409A. Upon a Change of Control (Subparagraph I [J]), this paragraph shall become null and void effective immediately upon said Change of Control.

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IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the date set forth hereinabove, and that, upon execution, each has received a conforming copy.

MERRILL MERCHANTS BANK Bangor, ME

By:
Witness	(Bank Officer other than Insured) Title

Witness	Edwin N. Clift

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BENEFICIARY DESIGNATION FORM
FOR THE AMENDED AND RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT EFFECTIVE JANUARY 1, 2006

I.	DESIGNATIONS (Please refer to the beneficiary designation instructions below prior to completion of this form.)

	A.	Person(s) as a Primary & Secondary Designation: (Please indicate the percentage for each beneficiary.)
	1.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	2.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	3.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	4.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)

	B.	Estate as a Primary Designation:
		My Primary Beneficiary is The Estate of			as set forth in the last will and
		Testament dated the	day of	, 200	and any codicils thereto.

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C.	Trust as a Primary Designation:
Name of the Trust:
	Execution Date of the Trust:	Name of the Trustee:
Beneficiary(ies) of the Trust: (please indicate the percentage for each beneficiary):
Name(s):
Name(s):
Is this an Irrevocable Life Insurance Trust? ☐Yes ☐No
(If yes and this designation is for a Joint Beneficiary Agreement, an Assignment of Rights form must be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

	A.	Estate as a Secondary (Contingent) Designation:
		My Primary Beneficiary is The Estate of			as set forth in the last will and
		Testament dated the	day of	, 200	and any codicils thereto.

	B.	Trust as a Secondary (Contingent) Designation:
Name of the Trust:
		Execution Date of the Trust:		Name of the Trustee:
Beneficiary(ies) of the Trust: (please indicate the percentage for each beneficiary):
Name(s):
Name(s):
Is this an Irrevocable Life Insurance Trust? ☐Yes ☐No
(If yes and this designation is for a Joint Beneficiary Designation Agreement, an Assignment of Rights form must be completed.)

III.	SIGN AND DATE

All sums payable under the Amended and Restate Executive Salary Continuation Agreement effective January 1, 2006, by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Edwin N. Clift	Date

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BENEFICIARY DESIGNATION INSTRUCTIONS

•
If you make a mistake in completing this form, line out the erroneous information, add the correct information and initial the correction. The printed material on this form should not be deleted or altered in any way.

•	In all cases, the relationship of the beneficiary should be included with the beneficiary designations.

•
A Secondary Beneficiary will receive benefits only if the Primary Beneficiary(ies) does not survive the Insured. If naming more than one Secondary Beneficiary at 100% each, please indicate on designations 1, 2, 3 or 4 on the designation line which states: “If deceased, designate ____ %”.

•	If a married woman is named beneficiary, her full legal name should be shown.
For Example: Mary J. Smith, not Mrs. John J. Smith. Likewise, if this form is to be signed by a married  woman, she should sign her full legal name.

•
When two or more beneficiaries are named, and they are not to share the benefits equally, enter the percentage each beneficiary is to receive on the form in the space provided. Dollars and cents should not be specified. When added together, the sum of the percentages going to the two or more named beneficiaries should equal 100%.

•	If a trustee is named beneficiary, show the exact name of the trust, date of the trust agreement, and the name and address of the trustee.
For Example: The John J. Smith Revocable Life Insurance Trust, dated January 1, 1994, John Smith Trustee, 123 Apple Lane, Hartford, CT 06006.

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AMENDED AND RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT
EFFECTIVE JANUARY 1, 2006

This Agreement, made and entered into this 1st day of January, 2006, by and between Merrill Merchants Bank, a Bank organized and existing under the laws of the State of Maine hereinafter referred to as "the Bank", and William P. Lucy, a Key Employee and the Executive of the Bank, hereinafter referred to as "the Executive".

The Bank and the Executive are parties to this Amended and Restated Executive Supplemental Retirement Plan Agreement between Merrill Merchants Bank and William P. Lucy that provides for the payment of certain benefits. This Amended and Restated Executive Supplemental Retirement Plan Agreement effective January 1, 2006 shall bring the Executive Supplemental Retirement Plan Agreement dated February 15, 1999, in compliance with Internal Revenue Code §409A enacted on October 22, 2004. The benefits provided hereunder shall amend and restate the existing Executive Supplemental Retirement Plan Agreement dated February 15, 1999, and any and all subsequent amendments, and the benefits provided thereby;

The Executive has been in the employ of the Bank for several years and has now and for years past faithfully served the Bank. It is the consensus of the Compensation Committee of the Board of Directors of the Bank (The Board) that the Executive’s employment has been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued employment is so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Executive terminate the Executive’s employment.

Accordingly, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive’s retirement and, alternatively, to the Executive’s beneficiary(ies) in the event of the Executive’s premature death while employed by the Bank.

It is the intent of the parties hereto that this Agreement be considered an arrangement maintained primarily to provide supplemental retirement benefits for the Executive, as a member of a select group of management or highly-compensated employees of the Bank for purposes of the Employee Retirement Income Security Act of 1974 (ERISA). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan.

Therefore, in consideration of the Executive’s employment performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Bank and the Executive, agree as follows:

I.	DEFINITIONS

A.	Effective Date:

The Effective Date of this Agreement shall be January 1, 2006.

B.	Plan Year:

Any reference to “Plan Year” shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term “Plan Year” shall mean the period from the effective date to December 31st of the year of the effective date.

C.	Retirement Date:

Retirement Date shall mean retirement from employment with the Bank which becomes effective on the first day of the calendar month following the month in which the Executive reaches the Executive’s sixty-fifth (65th) birthday or such later date as the Executive may actually retire.

D.	Early Retirement Date

Early Retirement Date shall mean a retirement from employment which is effective prior to the Retirement Date stated above, provided the Executive has attained age fifty-five (55).

E.	Termination of Employment:

Termination of Employment shall mean voluntary resignation of employment by the Executive or the Bank’s discharge of the Executive without cause (“cause” defined in Subparagraph III (E) hereinafter), prior to the Executive’s retirement.

F.	Pre-Retirement Account:

A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to termination of employment or the Executive’s retirement, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Executive ceases to be employed by the Bank) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index (described in Subparagraph I (H) hereinafter), less the Cost of Funds Expense for that Plan Year (described in Subparagraph I (I) hereinafter).

G.	Index Retirement Benefit:

The Index Retirement Benefit for the Executive for any year shall be equal to the excess of the annual earnings (if any) determined by the Index [Subparagraph I (H)] for that Plan Year over the Cost of Funds Expense [Subparagraph I (I)] for that Plan Year.

H.	Index:

The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date hereof.

Insurance Company:	Security Life of Denver
Policy Form:	Whole Life
Name:	Corp IV
Insured’s Age and Sex:	40, Male
Riders:	None
Ratings:	None
Option:	Level Death Benefit
Face Amount:	$319,582
Premiums Paid:	$107,000
Number of Premium Payments:	One
Assumed Purchase Date:	May 22, 1998

Insurance Company:	Jefferson Pilot
Policy Form:	Flexible Premium Adjustable Life
Name:	Executive Security Plan VI
Insured’s Age and Sex:	42, Male
Riders:	None
Ratings:	None
Option:	Level Death Benefit
Face Amount:	$270,000
Cash Surrender Value as of 12/31/05:	$99,658
Number of Premium Payments:	One
Assumed Cash Value Date:	December 31, 2005

Insurance Company:	Union Central Life Insurance/SLD
Policy Form:	Universal Life Insurance
Name:	COLI UL
Insured’s Age and Sex:	42, Male
Riders:	None
Ratings:	None
Option:	Level Death Benefit
Face Amount:	$288,400
Cash Surrender Value as of 12/31/05:	$99,687
Number of Premium Payments:	One
Assumed Cash Value Date:	December 31, 2005

If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered, lapsed or the Insured has pre-deceased the executive, then the Bank shall receive annual policy illustrations that assume the above described policies were purchased from the above named insurance company(ies) on the Effective Date from which the increase in policy value will be used to calculate the amount of the Index.

In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive’s beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured general creditor of the Bank.

I.	Cost of Funds Expense:

The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above plus the amount of any after-tax benefits paid to the Executive pursuant to this Agreement (Paragraph III hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax cost of funds of the Bank's third quarter Call Report for the Plan Year as filed with the Federal Reserve.

J.	Change of Control:

In accordance with Internal Revenue Code §409A, the Change of Control shall be defined as the occurrence of any one of the following:

a.	the acquisition of more than fifty percent (50%) of the value or voting power of the Bank’s Holding Company stock by a person or group;

b.	the acquisition in a period of twelve (12) months or less of at least thirty-five percent (35%) of the Bank’s Holding Company stock by a person or group;

c.	the replacement of a majority of the Bank’s Holding Company board in a period of twelve (12) months or less by Directors who were not endorsed by a majority of the current board members; or

d.	the acquisition in a period of twelve (12) months or less of forty percent (40%) or more of the Bank’s Holding Company assets by an unrelated entity.

For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

K.	Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II.	EMPLOYMENT

No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive’s employment at any time.

III.	INDEX BENEFITS

The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to effect nor limit the Executive's current or prospective salary increases, cash bonuses or profit-sharing distributions or credits.

A.	Retirement Benefits:

Should the Executive continue to be employed by the Bank until the Executive’s "Normal Retirement Age" defined in Subparagraph I (K), the Executive shall be entitled to receive the balance in the Executive’s Pre-Retirement Account [as defined in Subparagraph I (F)] in ten (10)ten (10) equal annual installments commencing thirty (30) days following the Executive’s Retirement Date. In addition to these payments, commencing with the Plan Year in which the Executive attains the Executive’s Retirement Date, the Index Retirement Benefit (as defined in Subparagraph I (G) above) for each year shall be paid to the Executive until the Executive’s death. Notwithstanding the foregoing, the total amount of said annual benefit (i.e. the Pre-Retirement Account and the Index Retirement Benefit combined) to be received by the Executive at the Retirement Date shall be a maximum of Thirty Thousand and 00/100th Dollars ($30,000.00).

In accordance with Internal Revenue Code §409A, if the Executive is a Key Employee, and said Bank is publicly traded at the time of retirement, any such benefit payment shall be withheld for six (6) months following such retirement.

B.	Early Retirement Date

Should the Executive elect Early Retirement, he shall be entitled to receive the balance in the Pre-Retirement Account paid at said Early Retirement Date in ten (10) equal annual installments commencing thirty (30) days following the Early Retirement Date [Subparagraph I (D)]. At the Normal Retirement Age, the Index Retirement Benefit [Subparagraph I (G)] shall be paid to the Executive annually until the Executive’s death. Notwithstanding the foregoing, the total amount of said annual benefit (i.e. the Pre-Retirement Account and the Index Retirement Benefit combined) to be received by the Executive at the Early Retirement Date shall be a maximum of Thirty Thousand and 00/100th Dollars ($30,000.00).

In accordance with Internal Revenue Code §409A, if the Executive is a Key Employee, and said Bank is publicly traded at the time of retirement, any such benefit payment shall be withheld for six (6) months following such retirement.

C.	Termination of Service:

Subject to subparagraph III (D) hereinafter, should the Executive suffer a Termination of Employment [defined in subparagraph I (D)], the Executive shall be entitled to receive the percentage of the Pre-Retirement Account that corresponds to the years of employment with the Bank, as stated in the schedule below, paid in ten (10) equal annual installments commencing thirty (30) days following said Termination of Employment. In addition to these payments, the Executive shall be entitled to receive the percentage of the Index Retirement Benefit that corresponds to the years of employment with the Bank as stated in the schedule below, and shall be paid to the Executive until his death.

In accordance with Internal Revenue Code §409A, if the Executive is a Key Employee, and said Bank is publicly traded at the time of termination of employment, any such benefit payment shall be withheld for six (6) months following such termination of employment.

Total Years
of Employment	Vested Percentage
with the Bank	(to a maximum of 100%)
0-14 years	0%
15-19 years	75%
20 years	100%

D.	Death:

Should the Executive die prior to having received the full balance of the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid in a lump sum to the beneficiary selected by the Executive and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Executive's estate.

E.	Discharge for Cause:

Should the Executive be discharged for cause at any time prior to the Executive’s Retirement Date, all Index Benefits under this Agreement [Subparagraphs III (A), (B), (C) or (D)] shall be forfeited. The term “for cause” shall mean gross negligence or gross neglect or the conviction of a felony or gross misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the Bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement.

F.	Death Benefit:

Except as set forth above, there is no death benefit provided under this Agreement.

IV.	RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, the Executive’s beneficiary(ies) or any successor in interest to the Executive shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the exact nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien or right, title or interest in or to any specific funding investment or to any assets of the Bank.

If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V.	CHANGE OF CONTROL

Upon a Change of Control (as defined in Subparagraph I (J) herein), the Executive shall immediately become one hundred percent (100%) vested in all benefits promised in this Agreement. If the Executive’s employment is subsequently terminated then the Executive shall receive the benefits promised in this Agreement upon Early Retirement Date (Subparagraph I [D]). Payment shall be made in accordance with Internal Revenue Code §409A. The Executive will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

VI.	MISCELLANEOUS

A.	Alienability and Assignment Prohibition:

Neither the Executive, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive’s beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

B.	Binding Obligation of Bank and any Successor in Interest:

The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiary(ies), heirs and personal representatives.

C.	Revocation:

It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

D.	Gender:

Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

G.	Applicable Law:

The validity and interpretation of this Agreement shall be governed by the laws of the State of Maine.

H.	Amend and Restate Entire Agreement:

This Agreement shall amend the Executive Supplemental Retirement Plan Agreement dated the 15th day of February, 1999, and any and all subsequent amendments, and shall restate the entire agreement of the parties pertaining to this particular Amended and Restated Executive Supplemental Retirement Plan Agreement effective January 1, 2006.

VII.	ADMINISTRATIVE AND CLAIMS PROVISIONS

A.	Plan Administrator:

The “Plan Administrator” of this plan shall be Merrill Merchants Bank. As Administrator, the Bank shall be responsible for the management, control and administration of the Supplemental Retirement Plan Agreement as established herein. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B.	Claims Procedure:

a.	Filing a Claim for Benefits:

Any insured, beneficiary, or other individual, (“Claimant”) entitled to benefits under this Executive Plan will file a claim request with the Plan Administrator. The Plan Administrator will, upon written request of a Claimant, make available copies of all forms and instructions necessary to file a claim for benefits or advise the Claimant where such forms and instructions may be obtained. If the claim relates to disability benefits, then the Plan Administrator shall designate a sub-committee to conduct the initial review of the claim (and applicable references below to the Plan Administrator shall mean such sub-committee).

b.	Denial of Claim:

A claim for benefits under this Executive Plan will be denied if the Bank determines that the Claimant is not entitled to receive benefits under the Executive Plan. Notice of a denial shall be furnished the Claimant within a reasonable period of time after receipt of the claim for benefits by the Plan Administrator. This time period shall not exceed more than ninety (90) days after the receipt of the properly submitted claim. In the event that the claim for benefits pertains to disability, the Plan Administrator shall provide written notice within forty-five (45) days. However, if the Plan Administrator determines, in its discretion, that an extension of time for processing the claim is required, such extension shall not exceed an additional ninety (90) days. In the case of a claim for disability benefits, the forty-five (45) day review period may be extended for up to thirty (30) days if necessary due to circumstances beyond the Plan Administrator’s control, and for an additional thirty (30) days, if necessary. Any extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

c.	Content of Notice:

The Plan Administrator shall provide written notice to every Claimant who is denied a claim for benefits which notice shall set forth the following:

(i.)	The specific reason or reasons for the denial;

(ii.)	Specific reference to pertinent Executive Plan provisions on which the denial is based;

(iii.)	A description of any additional material or information necessary for the Claimant to perfect the claim, and any explanation of why such material or information is necessary; and

(iv.)	Any other information required by applicable regulations, including with respect to disability benefits.

d.	Review Procedure:

The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a claim to the Plan Administrator for a full and fair review. The Claimant, or his duly authorized representative, may:

(i.)
Request a review upon written application to the Plan Administrator. Application for review must be made within sixty (60) days of receipt of written notice of denial of claim. If the denial of claim pertains to disability, application for review must be made within one hundred eighty (180) days of receipt of written notice of the denial of claim;

(ii.)	Review and copy (free of charge) pertinent Executive Plan documents, records and other information relevant to the Claimant’s claim for benefits;

(iii.)	Submit issues and concerns in writing, as well as documents, records, and other information relating to the claim.

e.	Decision on Review:

A decision on review of a denied claim shall be made in the  following manner:

(i.)
The Plan Administrator may, in its sole discretion, hold a hearing on the denied claim. If the Claimant’s initial claim is for disability benefits, any review of a denied claim shall be made by members of the Plan Administrator other than the original decision maker(s) and such person(s) shall not be a subordinate of the original decision maker(s). The decision on review shall be made promptly, but generally not later than sixty (60) days after receipt of the application for review. In the event that the denied claim pertains to disability, such decision shall not be made later than forty-five (45) days after receipt of the application for review. If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall the extension exceed a period of sixty (60) days from the end of the initial period. In the event the denied claim pertains to disability, written notice of such extension shall be furnished to the Claimant prior to the termination of the initial forty-five (45) day period. In no event shall the extension exceed a period of thirty (30) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

(ii.)
The decision on review shall be in writing and shall include specific reasons for the decision written in an understandable manner with specific references to the pertinent Executive Plan provisions upon which the decision is based.

(iii.)
The review will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination. Additional considerations shall be required in the case of a claim for disability benefits. For example, the claim will be reviewed without deference to the initial adverse benefits determination and, if the initial adverse benefit determination was based in whole or in part on a medical judgment, the Plan Administrator will consult with a health care professional with appropriate training and experience in the field of medicine involving the medical judgment. The health care professional who is consulted on appeal will not be the same individual who was consulted during the initial determination or the subordinate of such individual. If the Plan Administrator obtained the advice of medical or vocational experts in making the initial adverse benefits determination (regardless of whether the advice was relied upon), the Plan Administrator will identify such experts.

(iv.)
The decision on review will include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records or other information relevant to the Claimant’s claim for benefits.

f.	Exhaustion of Remedies:

A Claimant must follow the claims review procedures under this Executive Plan and exhaust his or her administrative remedies before taking any further action with respect to a claim for benefits.

C.	Arbitration:

If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an Arbitrator for final arbitration. The Arbitrator shall be selected by mutual agreement of the Bank and the claimants. The Arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Executive “for cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VIII.	TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Executive Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly with the mutual consent of the Executive. If this Agreement is terminated, any payment made to the Executive shall be in accordance with Internal Revenue Code §409A. Upon a Change of Control (Subparagraph I [J]), this paragraph shall become null and void effective immediately upon said Change of Control.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the date set forth hereinabove, and that, upon execution, each has received a conforming copy.

MERRILL MERCHANTS BANK Bangor, ME

By:
Witness	(Bank Officer other than Insured) Title

Witness	William P. Lucy

BENEFICIARY DESIGNATION FORM
FOR THE AMENDED AND RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT EFFECTIVE JANUARY 1, 2006

I.	DESIGNATIONS (Please refer to the beneficiary designation instructions below prior to completion of this form.)

	A.	Person(s) as a Primary & Secondary Designation: (Please indicate the percentage for each beneficiary.)
	1.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	2.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	3.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)
	4.	Name:	Relationship:	SS#:		% if living:
Address:
		(Street)		(City)	(State)	(Zip)
		If deceased, designate %	to:	Relationship:	SS#:
Address:
		(Street)		(City)	(State)	(Zip)

	B.	Estate as a Primary Designation:
		My Primary Beneficiary is The Estate of			as set forth in the last will and
		Testament dated the	day of	, 200	and any codicils thereto.

C.	Trust as a Primary Designation:
Name of the Trust:
	Execution Date of the Trust:	Name of the Trustee:
Beneficiary(ies) of the Trust: (please indicate the percentage for each beneficiary):
Name(s):
Name(s):
Is this an Irrevocable Life Insurance Trust? ☐Yes ☐No
(If yes and this designation is for a Joint Beneficiary Agreement, an Assignment of Rights form must be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

	A.	Estate as a Secondary (Contingent) Designation:
		My Primary Beneficiary is The Estate of			as set forth in the last will and
		Testament dated the	day of	, 200	and any codicils thereto.

	B.	Trust as a Secondary (Contingent) Designation:
Name of the Trust:
		Execution Date of the Trust:		Name of the Trustee:
Beneficiary(ies) of the Trust: (please indicate the percentage for each beneficiary):
Name(s):
Name(s):
Is this an Irrevocable Life Insurance Trust? ☐Yes ☐No
(If yes and this designation is for a Joint Beneficiary Designation Agreement, an Assignment of Rights form must be completed.)

III.	SIGN AND DATE

All sums payable under the Amended and Restate Executive Salary Continuation Agreement effective January 1, 2006, by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

William P. Lucy	Date

BENEFICIARY DESIGNATION INSTRUCTIONS

•
If you make a mistake in completing this form, line out the erroneous information, add the correct information and initial the correction. The printed material on this form should not be deleted or altered in any way.

•	In all cases, the relationship of the beneficiary should be included with the beneficiary designations.

•
A Secondary Beneficiary will receive benefits only if the Primary Beneficiary(ies) does not survive the Insured. If naming more than one Secondary Beneficiary at 100% each, please indicate on designations 1, 2, 3 or 4 on the designation line which states: “If deceased, designate ____ %”.

•	If a married woman is named beneficiary, her full legal name should be shown.
For Example: Mary J. Smith, not Mrs. John J. Smith. Likewise, if this form is to be signed by a married  woman, she should sign her full legal name.

•
When two or more beneficiaries are named, and they are not to share the benefits equally, enter the percentage each beneficiary is to receive on the form in the space provided. Dollars and cents should not be specified. When added together, the sum of the percentages going to the two or more named beneficiaries should equal 100%.

•	If a trustee is named beneficiary, show the exact name of the trust, date of the trust agreement, and the name and address of the trustee.
For Example: The John J. Smith Revocable Life Insurance Trust, dated January 1, 1994, John Smith Trustee, 123 Apple Lane, Hartford, CT 06006.